INDEMNIFICATION AGREEMENT
                                 FOR OFFICERS

                                      OF

                       SED INTERNATIONAL HOLDINGS, INC.

      This Indemnification Agreement ("Agreement") is made as of the ____ day of
______________, 1999, by and between SED International Holdings, Inc., a Georgia corporation (the "Company"), and ____________________, an officer of the Company
(the "Indemnitee").

                                   RECITALS

      WHEREAS, the Company desires to attract and retain the services of certain individuals, including Indemnitee, to serve as officers of the Company; and

      WHEREAS, the Company believes that Indemnitee's service as an officer is important to the Company and that the protection afforded by this Agreement will enhance Indemnitee's ability to discharge his or her responsibilities as an officer; and

      WHEREAS, in order to induce Indemnitee to continue to serve as an officer of the Company, the Board of Directors of the Company has determined that it is in its best interests of the Company for the Company to enter into this Agreement with Indemnitee which is intended to provide to Indemnitee at all times the broadest and most favorable possible indemnification permitted by applicable law (whether by legislative action or judicial decision); and

      WHEREAS, Indemnitee is willing, subject to certain conditions including, without limitation, the execution and performance of this Agreement by the Company, to continue to serve as an officer of the Company;

      NOW, THEREFORE, for and in consideration of the premises, the mutual promises and covenants set forth in this Agreement, and Indemnitee's agreement to serve or continue to serve as an officer of the Company after the date of this Agreement, the parties agree as follows:

      1. SERVICE AS AN OFFICER. Indemnitee will serve as an officer of the Company so long as he or she is duly elected and qualified to serve in such capacity or until his or her earlier death, resignation or removal. For the purposes of this Agreement, the term "officer" includes in-house counsel to the
Company.

      2. INDEMNIFICATION. (a) The Company shall indemnify and hold harmless the
Indemnitee if and when he or she was or is made a party to, is threatened to be made a party to, or is otherwise involved in any manner (including without limitation as a deponent or a witness) or is threatened to be made so involved, in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (including without limitation any proceeding brought by or in the right of the Company), formal or informal, any appeals therefrom, and any inquiry or investigation that could lead to such an action, suit or proceeding (each a "Proceeding"), by reason of the fact that he or she is or was or had agreed to become an officer of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, partner, member, trustee, employee or agent (each an "Authorized Capacity") of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, service with respect to employee benefit plans), or by reason of any action alleged to have been taken or omitted in such capacity, against any and all costs, charges and expenses (including attorneys' and others' fees), judgments, fines and amounts paid in settlement (collectively, "Losses") actually and reasonably incurred by
Indemnitee in connection with such Proceeding to the fullest extent permitted by applicable law, as currently or hereafter in force. In the event of any change in any law, statute or rule which narrows the right of a Georgia corporation to indemnify its officers, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no affect on this Agreement or the parties' rights and obligations hereunder.

            (b) In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

            (c) The Company shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee:

                  (i) for which payment is actually made to the Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

                  (ii) for which the Indemnitee is entitled to indemnity and/or payment by reason of having given notice of any circumstance which might give rise to a claim under any policy of insurance, the terms
            of which have expired prior to the effective date of this Agreement;

                  (iii) for which the Indemnitee is indemnified by the Company otherwise than pursuant to this Agreement;

                  (iv) based upon or attributable to the Indemnitee gaining in fact any personal profit or advantage to which he or she was not legally entitled;

                  (v) for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934,
as
            amended, or similar provisions of any state statutory law; or

                  (vi) brought about or contributed to by the dishonesty of the
            Indemnitee seeking payment hereunder; however, notwithstanding the foregoing, the Indemnitee shall be protected under this Agreement as
            to any claims upon which suit may be brought against him or her by reason of any alleged dishonesty on his or her part, unless a judgment or other final adjudication thereof adverse to Indemnitee shall establish that he or she committed acts of active and deliberate dishonesty with actual dishonest purpose and intent, which acts were material to the cause of action so adjudicated.

      3. CERTAIN PROCEDURES RELATING TO INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. (a) Except as otherwise permitted or required by the Georgia Business
Corporation Code (the "GBCC"), for purposes of pursuing his or her rights to indemnification, the Indemnitee shall submit to the Company (to the attention of the Corporate Secretary) a statement of request for indemnification stating that he or she believes that he or she is entitled to indemnification pursuant to this Agreement, together with such documents supporting the request as are reasonably available to the Indemnitee and are reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification hereunder. Upon receipt of any Indemnification Statement, the Corporate Secretary will promptly advise the Board of Directors of the Company in writing that the Indemnitee has requested indemnification. The Indemnitee's entitlement to indemnification under SECTION 2 will be determined in accordance with the provisions of the GBCC within 30 calendar days after receipt by the Company of a request for Indemnification.

            (b) The Company shall advance all reasonable expenses incurred by Indemnitee in connection with any Proceeding if Indemnitee submits to the Company a written undertaking (the "Undertaking") substantially in the form attached hereto as Annex I, stating that (i) he or she believes that he or she has met the standard of conduct set forth in Section 14-2-851 of the GBCC or that the proceeding involves conduct for which liability has been eliminated under a provision of the Articles of Incorporation as authorized by paragraph
(4) of subsection (b) of Section 14-2-202 of the GBCC, (ii) he or she has incurred or will incur actual expenses in connection with a Proceeding and
(ii)
if and to the extent required by law at the time of such advance, he or she undertakes to repay such amounts advanced as to which it ultimately is determined that the Indemnitee is not entitled to indemnification under this Agreement. Within 45 calendar days after receipt of an Undertaking, the Company will, in accordance with the provisions of Article 8, Part 5 of the GBCC, make payment of the costs, charges and expenses stated in the Undertaking. No security will be required in connection with any Undertaking and any Undertaking will be accepted, and all such payments shall be made, without reference to the Indemnitee's ability to make repayment.

      4. ENFORCEMENT. (a) If the Company determines that Indemnitee is not entitled to indemnification under this Agreement, Indemnitee shall be entitled to seek adjudication of his or her entitlement to indemnification in an appropriate court in the State of Georgia.

            (b) It is the Company's intent that Indemnitee not be required to incur any expenses associated with the enforcement of his or her rights under this Agreement. Accordingly, if in any proceeding brought under this Section 4 the Indemnitee is found to be entitled to indemnification, the Company shall reimburse Indemnitee for all costs and expenses (including attorneys' fees) incurred in connection with the enforcement of this Agreement.

            (c) It shall be a defense to any proceeding brought under this
Section 4 (other than a proceeding brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of interim expenses pursuant to Section 2 hereof unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the
Company (including its Board of Directors, any committee of the Board of Directors, independent legal counsel, or its shareholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee of the Board of Directors, independent legal counsel, or its shareholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

      5. PARTIAL INDEMNITY. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the costs, charges, expenses, judgments, fines and amounts paid in settlement of a Proceeding but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is entitled.

      6. NONEXCLUSIVITY AND SEVERABILITY. (a) The right to indemnification and advancement of expenses provided by this Agreement is not exclusive of any other right to which the Indemnitee may be entitled under the Articles of Incorporation or the Bylaws of the Company or under the GBCC, any other statute, insurance policy, agreement, vote of shareholders or of directors or otherwise, both as to actions in an

Authorized Capacity and as to actions in another capacity while holding such office, and will continue after the Indemnitee has ceased to serve in an Authorized Capacity and will inure to the benefit of his or her heirs, executors and administrators; PROVIDED, HOWEVER, that, to the extent the Indemnitee otherwise would have any greater right to indemnification or advancement of expenses under any provision of the Articles of Incorporation or the Bylaws, as the same exist or may hereafter be amended, the Indemnitee will be deemed to have such greater right pursuant to this Agreement; and, PROVIDED FURTHER, that, inasmuch as it is the intention of the Company to provide the Indemnitee with the broadest and most favorable possible indemnity permitted by applicable law (whether by legislative action or judicial decision), to the extent that the Georgia law currently or in the future permits (whether by legislative action or judicial decision) any greater right to indemnification or advancement of expenses than that provided under this Agreement, the Indemnitee will automatically, without the necessity of any further action by the Company or the
Indemnitee, be deemed to have such greater right pursuant to this Agreement.

            (b) The Company will not adopt any amendment to the Articles of Incorporation or Bylaws of the Company the effect of which would be to deny, diminish or encumber the Indemnitee's rights to indemnity pursuant to the Articles of Incorporation or the Bylaws or under the GBCC or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date upon which any such amendment was approved by the Board of Directors or the shareholders of the Company, as the case may be. Notwithstanding the foregoing, if the Company adopts any amendment to the Articles of Incorporation or Bylaws the effect of which is to so deny, diminish or encumber the Indemnitee's rights to such indemnity, such amendment will apply only to acts or failures to act occurring entirely after the effective date thereof.

            (c) If any provision or provisions of this Agreement are held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) will not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Agreement (including without limitation all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) will be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

      7. LIABILITY INSURANCE. The Company shall maintain director and officer liability insurance coverage. If at any time after the date hereof the Company elects to change director and officer liability insurance carriers, it shall be a condition to such change that the new policy provide coverage for expenses and liability arising from or in connection with events, acts or omissions occurring, or alleged to have occurred, prior to the date of the new policy.

      8. GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of Georgia, without giving effect to the principles of conflict of laws.

      9. MODIFICATION; SURVIVAL. This Agreement contains the entire agreement of the parties relating to the subject matter hereof and supercedes all prior indemnification agreements, whether oral or written, between the Company and the
Indemnitee; PROVIDED, however, that this provision shall not be construed to affect the Company's obligations to the Indemnitee under the Articles of Incorporation or Bylaws of the Company or under the GBCC. This Agreement may be modified only by an instrument in writing signed by both parties hereto. The provisions of this Agreement will survive the death, disability or incapacity of the Indemnitee or the termination of the Indemnitee's service as an officer of the Company or in an Authorized Capacity of or for the Company or another entity and will inure to the benefit of the Indemnitee's heirs, executors and administrators.

      10. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless made in writing signed by both parties hereto.

      11. CHANGE IN POSITION. Notwithstanding any change in the position(s) shown below as held by the Indemnitee with the Company, this Agreement shall continue in full force and effect, and a new agreement between the parties hereto need not be executed and delivered as long as Indemnitee continues to serve as an officer and/or member of the Board of Directors of the Company or any subsidiary of the Company.

      12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight delivery service, cable, telegram, facsimile transmission or telex to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice:

            (a)   if to the Company:

                  SED International Holdings, Inc.
                  4916 N. Royal Atlanta Drive
                  Tucker, Georgia 30085-5044
                  Attn: Corporate Secretary
                  Telephone: (770) 491-8962
                  Facsimile:  (770) 938-2814

            (b)   if to the Indemnitee:

                  ______________________________
                  ______________________________
                  ______________________________
                  Telephone:  _________________
                  Facsimile:  _________________

Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the third calendar day after the date postmarked; in the case of notice so given by overnight delivery service, on the date of actual delivery; and, in the case of notice so given by cable, telegram, facsimile transmission, telex or personal delivery, on the date of actual transmission or, as the case may be, personal delivery.

                        (Signatures on following page)

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                        SED INTERNATIONAL HOLDINGS, INC.

                                    By:
                                    Name:
                                    Title:

                        INDEMNITEE

                                    Name:
                                    Title:

                                    ANNEX I
                             UNDERTAKING AGREEMENT

      This AGREEMENT is made and entered into as of __________________, 1999, by and between SED INTERNATIONAL HOLDINGS, INC., a Georgia corporation (the "Company"), and ________________, an officer of the Company ("Indemnitee").

      WHEREAS, Indemnitee has become involved in investigations, claims, actions, suits or proceedings which have arisen as a result of Indemnitee's service to the Company; and

      WHEREAS, Indemnitee desires that the Company pay any and all expenses (including, but not limited to, attorneys' fees and court costs) actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in defending or investigating any such suits or claims and that such payment be made in advance of the final disposition of such investigations, claims, actions, suits or proceedings to the extent that Indemnitee has not been previously reimbursed by insurance; and

      WHEREAS, the Company is willing to make such payments if it receives an undertaking from the Indemnitee to repay these amounts as required by Section 14-2-853 of the Georgia Business Corporations Code (the "GBCC"); and

      WHEREAS, Indemnitee is willing to give such an undertaking.

      NOW, THEREFORE, for and in consideration of the premises and the mutual promises contained herein, the parties agree as follows:

      1. In regard to any payments advanced by the Company to Indemnitee pursuant to the terms of the Indemnification Agreement dated as of ___________,
1999 between the Company and Indemnitee, Indemnitee hereby undertakes and agrees to repay to the Company any and all amounts so advanced promptly and in any event within thirty (30) days after the disposition, including any appeals, of any litigation or threatened litigation on account of which payments were advanced; provided, however, that Indemnitee shall not be required to repay the amount as to which he or she is determined to be entitled to be indemnified by the Company under Article X of the Articles of Incorporation and Article VII of the Bylaws of the Company and Section 14-2-850 et al. of the GBCC or other applicable law.

      2. The Indemnitee affirms Indemnitee's good faith belief that he or she has met the relevant standard of conduct described in Section 14-2-851 of the GBCC or that the proceeding involves conduct for which liability has been eliminated under a provision of the Articles of Incorporation as authorized by paragraph (4) of subsection (b) of Section 14-2-202 of the GBCC.

      3. This Agreement shall not affect in any manner the rights which Indemnitee may have against the Company, any insurer or any other person to seek indemnification for or reimbursement of any expenses referred to herein or any judgment which may be rendered in any litigation or proceeding.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first above written.

                        SED INTERNATIONAL HOLDINGS, INC.

                                    By:
                                    Name:
                                    Title:

                        INDEMNITEE

                                    By:
                                    Name:
                                    Title: